UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

GUGGENHEIM VARIABLE FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GUGGENHEIM VARIABLE FUNDS TRUST

Series N (Managed Asset Allocation Series)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(301) 296-5100

June 28, 2024

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Guggenheim Variable Funds Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Series N (Managed Asset Allocation Series) (the “Fund”), a series of the Trust. The Special Meeting is scheduled to be held on July 22, 2024, at 10:00 a.m., local time, at the offices of Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

Although the separate accounts of certain insurance companies (each, a “Participating Insurance Company”) are the only shareholders of record of the Fund, owners of a variable annuity contract or a variable life insurance policy (a “Policy” and each owner of such Policies, a “Policy Owner”), with some or all of their Policy value allocated to the Fund have the right to give voting instructions to the Participating Insurance Company that issued the Policy with respect to the shares of the Fund attributable to the Policy for purposes of the Special Meeting as though they were a direct shareholder of the Fund. For ease of reference, Policy Owners are also referred to as “shareholders” of the Fund and a voting instruction is referred to as a “vote.”

Each Participating Insurance Company is expected to vote shares of the Fund held by its separate account in accordance with instructions received from Policy Owners. Participating Insurance Companies are being asked to submit votes by authorizing proxies on the enclosed proxy card regarding a proposal to liquidate the Fund pursuant to a Plan of Liquidation (as defined below) (the “Liquidation Proposal”), as described below and in the enclosed proxy materials. Policy Owners are being asked to provide their voting instructions to the Participating Insurance Company that issued their Policy on the Liquidation Proposal on the enclosed voting instruction card. More information about the Plan of Liquidation is available in the enclosed proxy materials.

At meetings held on January 17 and 24, February 28-29, May 20-21 and 24, 2024, the Board considered, and on May 24, 2024, the Board approved, a proposal to liquidate the Fund pursuant to a plan of liquidation (the “Plan of Liquidation”), subject to approval by shareholders of the Fund.

The Board recommends that the shareholders of the Fund vote “FOR” the Plan of Liquidation.

Your vote is important, regardless of the number of shares of the Fund you own through your Policy. Whether or not you expect to attend the Special Meeting in person, please read the enclosed Proxy Statement and cast your vote promptly. Policy Owners may cast their vote by completing, signing and returning the enclosed voting instruction card by mail in the postage-paid envelope provided or by following the instructions on the voting instruction card for casting their vote on the Internet or by touch-tone telephone. Participating Insurance Companies may cast their vote by completing the enclosed proxy card in the same manner.

You may receive separate voting instruction cards or proxy cards if you own shares of the Fund through or in more than one Policy or account. You should vote each card received.

A Participating Insurance Company will generally vote the shares of the Fund that are attributable to its separate accounts in accordance with timely instructions received from Policy Owners that have Policy values allocated to such separate accounts invested in shares of the Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish reasonable cut-off times for submitting voting instructions that are earlier than the date and time noted above. Policy Owners should contact their Participating Insurance Company for more information.

If the Plan of Liquidation is approved by shareholders, the Fund would cease its business as a series of an investment company, and all of the Fund’s portfolio securities and other assets would be converted into cash, cash equivalents or other liquid assets consistent with the terms of the Plan of Liquidation. In accordance with the Plan of Liquidation, the Fund would also pay all of its known and reasonably ascertainable debts, make a liquidating distribution ratably according to the number of shares held by each shareholder as of the close of business on the Liquidation Date and otherwise wind up its operations. If the Plan of Liquidation is approved, the Fund is expected to be liquidated on or about August 16, 2024 (the “Liquidation Date”).

As described in more detail in the enclosed proxy materials, if you are a Policy Owner you may generally transfer your Policy value allocated to the Fund in advance of the Liquidation Date to any of the other investment options available under your Policy in accordance with the terms of your Policy. You are encouraged to review your Policy or contact your Participating Insurance Company for more information regarding transfers and the investment options that are available to you. If you do not transfer your Policy value allocated to the Fund to another investment option available under your Policy by the Liquidation Date, or if you do not provide transfer instructions to the Participating Insurance Company that issued your Policy prior to the Liquidation Date, the Trust has been informed that the Participating Insurance Company will transfer the liquidation proceeds related to your Policy value allocated to the Fund to a default investment option selected by the Participating Insurance Company, as discussed further in the discussion under “Proposal 1” of the enclosed Proxy Statement.

The liquidation and transfer of Policy values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Policy Owners, subject to the continued compliance through the Liquidation Date or transfer of Policy values of both the Fund and the Participating Insurance Company with the applicable U.S. federal income tax rules governing such arrangements.

Policy Owners may submit voting instructions and Participating Insurance Companies may authorize proxies in one of four ways:

•	By mail with the enclosed voting instruction card or proxy card – be sure to sign, date and return it in the enclosed postage-paid envelope;

•	On the Internet through the website listed in the voting instruction card or proxy card;

•	By telephone using the toll-free number listed in the voting instruction card or proxy card; or

•	In person at the Special Meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your voting instruction card or proxy card. Your vote is important. We ask that you take the time to carefully consider and vote on the Liquidation Proposal. Please read the enclosed information carefully before voting. If you have any questions regarding how to participate in and vote at the Special Meeting, please call EQ Fund Solutions, LLC, the Fund’s proxy solicitor, at 866-207-3648.

Policy Owners may revoke voting instructions and Participating Insurance Companies may revoke proxies prior to the Special Meeting by timely executing and submitting a revised voting instruction card or proxy card (following the methods noted above), respectively, by giving written notice of revocation to the Secretary of the Trust (for direct owners of the Fund) or to the applicable Participating Insurance Company (for Policy Owners) prior to the Special Meeting (or earlier deadline established by the Participating Insurance Company) or by voting in person at the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke previously-tendered voting instructions or proxies.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Brian E. Binder

Brian E. Binder

President and Chief Executive Officer of the Trust

IMPORTANT NEWS FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the enclosed Proxy Statement.

QUESTIONS AND ANSWERS

General

Q.	Why am I receiving these proxy materials?

A.

You are receiving the accompanying Proxy Statement and one or more proxy cards or voting instruction cards because you have the right to vote on an important proposal concerning Series N (Managed Asset Allocation Series) (the “Fund”), a series of Guggenheim Variable Funds Trust (the “Trust”). Specifically, you are receiving these proxy materials — a booklet that includes the Proxy Statement and a proxy card or voting instruction card — because you are a shareholder of record of the Fund or are among those who own a variable annuity contract or a variable life insurance policy (each, a “Policy” and each owner of a Policy, a “Policy Owner”) issued by the insurance companies that offer the Fund as an underlying investment option (the “Participating Insurance Companies”) for such Policy and have allocated a portion of your Policy value to the Fund. Policy Owners have the right to instruct the Participating Insurance Company that issued their Policy on how shares of the Fund attributable to their Policy should be voted at a special meeting of shareholders of the Fund scheduled to be held on July 22, 2024 (together with any postponements or adjournments thereof, the “Special Meeting”). Shareholders are being asked to approve a Plan of Liquidation to liquidate the Fund (the “Liquidation Proposal”), as described below and in the enclosed Proxy Statement.

The Participating Insurance Companies are furnishing this Proxy Statement to the Policy Owners that have allocated a portion of their Policy values to the Fund (i.e., Policy Owners that indirectly own shares of the Fund to be voted at the Special Meeting) and are soliciting voting instructions from those Policy Owners. For ease of reference, throughout this Questions and Answers section, Policy Owners with a portion of their Policy value allocated to the Fund are also referred to as “shareholders” of the Fund and a voting instruction is referred to as a “vote.”

Q.	Why am I being asked to vote?

A.

You are, or were, as of June 12, 2024 (the “Record Date”), a shareholder of the Fund. The Board of Trustees (the “Board”) of the Trust has approved the Plan of Liquidation, which is subject to approval by shareholders of the Fund. The Board recommends that you vote “FOR” the Liquidation Proposal.

The Plan of Liquidation

Q.	Why is the Board recommending approval of the Plan of Liquidation?

A.

Security Investors, LLC (the “Investment Manager”) intends to focus its business and resources for growth on debt strategies and made the determination that the investment strategy pursued by the Fund is not aligned with the Investment Manager’s future focus on its debt strategies investment management business and that given the size of the Fund and lack of prospects for growth in assets, the Fund is not viable. The Investment Manager considered alternatives to liquidating the Fund, including: (i) reorganizing the Fund with and into a fund managed by the Investment Manager that pursues different investment strategies; (ii) reorganizing the Fund with and into a fund advised by a third-party investment adviser; and (iii) revising the Fund’s investment strategies to reflect a focus on fixed income investments. After considering these alternatives and other factors, the Investment Manager recommended to the Board to approve the liquidation of the Fund, subject to shareholder approval.

As described in the enclosed Proxy Statement, the Board considered the Investment Manager’s recommendation that the Board approve the liquidation of the Fund. The Board determined that approval of the Plan of Liquidation was in the best interests of shareholders based on a number of factors deemed by the Board to be appropriate, including the Fund’s size as well as the Investment Manager’s future focus on debt strategies and views with respect to the Fund’s distribution potential, growth prospects and lack of reasonable alternatives to liquidation. After careful consideration of these and other factors, the Board unanimously recommends that you vote “FOR” the Liquidation Proposal. Please see the section entitled “Reasons for the Proposed Liquidation” for a more detailed summary of the Board’s considerations in approving the Plan of Liquidation and recommending shareholders vote “FOR” the Liquidation Proposal.

Q.	What are the tax implications and potential costs of the Plan of Liquidation?

A.

The liquidation and transfer of Policy values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Policy Owners, subject to the continued compliance through the Liquidation Date or transfer of Policy values of both the Fund and the Participating Insurance Company with the applicable U.S. federal income tax rules governing such arrangements. The Investment Manager will bear the costs of the legal and accounting expenses associated with the proposed liquidation as well as the proxy solicitation costs, which are estimated to be approximately $22,000. The Fund will bear the explicit transaction costs associated with the sale or disposition of portfolio holdings of the Fund in connection with the proposed liquidation, which are expected to be immaterial, and the implicit transaction costs built into the price of bonds and other instruments. The Investment Manager will seek to limit these transaction costs, but they will impact the value of your investment.

Voting

Q.	Who is asking for my vote?

A.	Your vote is being solicited by the Trust for use at the Special Meeting for the purposes stated in the enclosed Notice of Special Meeting of Shareholders.

Q.	What vote is required to approve the Liquidation Proposal?

A.	The Plan of Liquidation must be approved by vote of a majority of the shares voted at the Special Meeting, provided a quorum is present.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Liquidation Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Trust. Additionally, your immediate response on the enclosed voting instruction card (for Policy Owners) or proxy card (for Participating Insurance Companies), on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.

You should vote because every vote is important. As described in the enclosed Proxy Statement, the Participating Insurance Companies generally use proportional voting, whereby the Participating Insurance Companies will vote shares attributable to Policies for which shareholders did not provide voting instructions in proportion to those shares for which voting instructions are received. As a result, if a large number of Policy Owners do not provide voting instructions, a small number of Policy Owners may determine the outcome of the vote.

Q.	What happens if shareholders do not approve the Plan of Liquidation?

A.	If the Plan of Liquidation is not approved, the Board will consider other actions that may be taken with respect to the Fund.

Q.	How will my vote be counted?

A.

As a Policy Owner at the close of business on the Record Date, you have the right to instruct the Participating Insurance Company that issued your Policy on how shares of the Fund attributable to your Policy should be voted as though you are a direct shareholder of the Fund. As noted above, if no voting instructions are received, the Participating Insurance Company that issued your Policy will generally use proportional voting (i.e., if a voting instruction is not received from a Policy Owner, the Participating Insurance Company will vote the shares attributable to that Policy Owner in the same proportion (for, against or abstaining) as those for which voting instructions have been received from its other corresponding Policy Owners).

Q.	How do I place my vote?

A.

Policy Owners and Participating Insurance Companies may vote by mail with the enclosed voting instruction card or proxy card, respectively, on the Internet through the website listed in the voting instruction card or proxy card, by telephone using the toll-free number listed in the voting instruction card or proxy card, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your voting instruction card or proxy card. Please follow the enclosed instructions to use any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent at the telephone number below.

Policy Owners may revoke voting instructions and Participating Insurance Companies may revoke proxies prior to the Special Meeting by timely executing and submitting a revised voting instruction card or proxy card (following the methods noted above), respectively, by giving written notice of revocation to the Secretary of the Trust (for direct owners of the Fund) or to the applicable Participating Insurance Company (for Policy Owners) prior to the Special Meeting (or earlier deadline established by the Participating Insurance Company) or by voting in person at the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke previously-tendered voting instructions or proxies.

Q.	How do I vote?

A.	Policy Owners may submit voting instructions and Participating Insurance Companies may authorize proxies in one of four ways:

.

By Internet. The web address and instructions for voting can be found on the enclosed voting instruction card or proxy card. You will be required to provide your control number located on the voting instruction card or proxy card.

.

By Telephone. The toll-free number for telephone voting can be found on the enclosed voting instruction card or proxy card. You will be required to provide your control number located on the voting instruction card or proxy card.

.

By Mail. Mark the enclosed voting instruction card or proxy card, sign and date it, and return it in the postage-paid envelope we provided. Both joint owners must sign the voting instruction card or proxy card.

.	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call toll-free at 866-207-3648.

Q.	When and where will the Special Meeting be held?

A.

The Special Meeting is scheduled to be held at the offices of Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois, 60606, on July 22, 2024, at 10:00 a.m., local time, and if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call toll-free at 866-207-3648.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call EQ Fund Solutions, LLC at 866-207-3648.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS AND PROXY CARDS

Policy Owners are asked to submit voting instructions with the enclosed voting instruction card. Participating Insurance Companies are asked to authorize proxies with the enclosed proxy card. The following general rules for signing voting instruction cards and proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you do not sign your voting instruction card or proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instruction card or proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the voting instruction card or proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp. John Doe, Treasurer

(2) ABC Corp.	John Doe

(3) ABC Corp. c/o John Doe	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS

(1) The XYZ Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust f/b/o	John B. Smith, Custodian f/b/o

John B. Smith, Jr. UGMA/UTMA	John B. Smith, Jr. UGMA/UTMA

(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•

THROUGH THE INTERNET. You may cast your vote by logging into the Internet site indicated on your voting instruction card or proxy card and following the instructions on the website. In order to log on, you will need the control number found on your voting instruction card or proxy card.

•

BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your voting instruction card. Please make sure to have your voting instruction card or proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed voting instruction card or proxy card in the postage-paid envelope provided.

•	VOTE IN PERSON AT THE SPECIAL MEETING.

GUGGENHEIM VARIABLE FUNDS TRUST

Series N (Managed Asset Allocation Series)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(301) 296-5100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 22, 2024

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders of Series N (Managed Asset Allocation Series) (the “Fund”), a series of Guggenheim Variable Funds Trust (the “Trust”), will be held at the offices of Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606, on July 22, 2024 at 10:00 a.m., local time (with any postponements or adjournments, the “Special Meeting”), to consider and vote on the following proposals:

1.	To Approve a Plan of Liquidation with Regard to Series N (Managed Asset Allocation Series)

2.	To Transact Such Other Business as May Properly Come Before the Special Meeting

You are receiving this Notice and the enclosed Proxy Statement because you have the right to vote on an important proposal concerning the Fund as a shareholder of record of the Fund or the owner of a variable annuity contract or a variable life insurance policy (a “Policy” and each owner of such Policies, a “Policy Owner”) issued by certain insurance companies (each, a “Participating Insurance Company”) with some or all of your Policy value invested in the Fund. Policy Owners have the right to give instructions to the Participating Insurance Company that issued the Policy Owner’s Policy with respect to how to vote the shares of the Fund that are attributable to the Policy as though they were direct shareholders of the Fund. Each Participating Insurance Company is expected to vote shares of the Fund held by its separate account in accordance with the instructions received from its Policy Owners.

If Policy Owners do not give instructions, the Participating Insurance Company that issued their policy will generally vote the shares attributable to their Policy in the same proportion as those shares held in such separate account for which instructions are received. As a result, a small number of Policy Owners could determine the outcome of the vote if other Policy Owners do not vote. It is thus particularly important that Policy Owners vote their shares. For ease of reference, throughout this Proxy Statement, Policy Owners with a portion of their Policy value allocated to the Fund are also referred to as “shareholders” of the Fund and a voting instruction is referred to as a “vote.”

As a shareholder as of the close of business on June 12, 2024 (the “Record Date”), you are entitled to notice of, and to vote at, the Special Meeting.

We call your attention to the accompanying Proxy Statement. We request that Policy Owners complete, date, and sign the enclosed voting instruction card, and that Participating Insurance Companies complete, date and sign the enclosed proxy card, and that completed voting instruction cards and proxy cards be returned promptly in the envelope provided for that purpose. Your voting instruction card or proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. You may receive separate voting instruction cards or proxy cards if you own shares of the Fund through or in more than one Policy or account. You should vote each card received. Policy Owners may revoke voting instructions and Participating Insurance Companies may revoke proxies prior to the Special Meeting by timely executing and submitting a revised voting instruction card or proxy card (following the methods noted above), respectively, by giving written notice of revocation to the Secretary of the Trust (for direct owners of the Fund) or to the applicable Participating Insurance Company (for Policy Owners) prior to the Special Meeting (or earlier deadline established by the Participating Insurance Company) or by voting in person at the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke previously-tendered voting instructions or proxies.

The enclosed proxy materials will be available online at https://vote.proxyonline.com/guggenheim/docs/SeriesN.pdf.

By Order of the Board of Trustees,

/s/ Mark E. Mathiasen

Mark E. Mathiasen

Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION CARD OR PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD OR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD OR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

GUGGENHEIM VARIABLE FUNDS TRUST

Series N (Managed Asset Allocation Series)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(301) 296-5100

PROXY STATEMENT FOR SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 22, 2024

This proxy statement (“Proxy Statement”) and enclosed notice and voting instruction card and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees of Guggenheim Variable Funds Trust (the “Board” of the “Trust”). The proxies are being solicited for use at a special meeting of shareholders of the Trust to be held at the offices of Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606, on July 22, 2024 at 10:00 a.m., local time (with any postponements or adjournments, the “Special Meeting”). The Board has called the Special Meeting and is soliciting proxies from shareholders of Series N (Managed Asset Allocation Series) (the “Fund”), a series of the Trust, with respect to the following proposals:

1.	To Approve a Plan of Liquidation with Regard to Series N (Managed Asset Allocation Series)

2.	To Transact Such Other Business as May Properly Come Before the Special Meeting

You are receiving this Proxy Statement because you are a shareholder of record of the Fund or the owner of a variable annuity contract or a variable life insurance policy (a “Policy” and each owner of such Policies, a “Policy Owner”) issued by certain insurance companies (each, a “Participating Insurance Company”), and some or all of your Policy value is invested in the Fund. Policy Owners have the right to give instructions to the Participating Insurance Company that issued the Policy Owner’s Policy with respect to how to vote the shares of the Fund that are attributable to the Policy as though they were direct shareholders of the Fund. The Participating Insurance Company that issued each Policy is furnishing this Proxy Statement to the Policy Owners participating in their separate accounts that have allocated a portion of their Policy values to the Fund (i.e., own shares of the Fund to be voted at the Special Meeting), and are soliciting voting instructions from those Policy Owners. Each Participating Insurance Company is expected to vote shares of the Fund held by its separate account in accordance with the instructions received from Policy Owners.

You are being asked to approve a Plan of Liquidation (defined below) to liquidate the Fund (the “Liquidation Proposal”), as described below. For ease of reference, throughout this Proxy Statement, Policy Owners are also referred to as “shareholders” of the Fund and voting instructions are referred to as a “vote.”

Shares of the Fund are generally sold only directly or indirectly to separate accounts of various Participating Insurance Companies to fund Policies issued by such insurance companies, which may allocate a portion of their value to an investment in the Fund. Individual Policy Owners with some or all of their Policy value allocated to the Fund are not the shareholders of record of the Fund. Rather, the insurance company separate accounts invest in the Fund, in accordance with allocation instructions received on behalf of Policy Owners, and are the shareholders of record of the Fund. Accordingly, the Participating Insurance Companies and any other direct shareholders of the Fund are asked to vote their shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or other methods using the instructions on the proxy card, and Policy Owners are requested to provide voting instructions to their Participating Insurance Companies by completing the enclosed voting instruction card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the voting instruction card. Shareholders may also vote by attending the Special Meeting.

The Trust is soliciting votes from shareholders in connection with the Liquidation Proposal. It is expected that this Proxy Statement and the accompanying Notice and the voting instruction card and proxy card will be mailed to shareholders beginning on or about June 28, 2024.

Policy Owners with an investment in the Fund through a Policy have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. Participating Insurance Companies, which use the Fund as a funding vehicle for Policies issued by the Participating Insurance Companies, are the record owners of the Fund and have voting power with respect to the shares but pass any voting rights to Policy Owners. As a shareholder as of the close of business on June 12, 2024 (the “Record Date”), you are entitled to notice of, and to vote at, the Special Meeting.

If you have any questions about the proposals or about voting, please call EQ Fund Solutions, LLC at 866-207-3648.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JULY 22, 2024

This Proxy Statement is available at https://vote.proxyonline.com/guggenheim/docs/SeriesN.pdf. In addition, shareholders can find important information about the Fund in the annual report, dated December 31, 2023, including financial reports for the fiscal year ended December  31, 2023, and semi-annual report for the period ended June 30, 2023. You may obtain copies of these reports without charge by writing Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling (301) 296-5100 or (800) 888-2461 or at www.guggenheiminvestments.com/variable-insurance-funds.

PROPOSAL 1

APPROVAL OF A PLAN OF LIQUIDATION WITH REGARD TO

SERIES N (MANAGED ASSET ALLOCATION SERIES)

Background

At meetings held on January 17 and 24, February 28-29, May 20-21 and 24, 2024, the Board considered, and on May 24, 2024, the Board approved a proposal to liquidate the Fund pursuant to a plan of liquidation (the “Plan of Liquidation”), subject to approval by shareholders of the Fund. The Board based its approval on a number of factors, which are summarized below, including the recommendation of Security Investors, LLC (the “Investment Manager”), the investment adviser of the Fund.

The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation, a form of which is attached hereto as Appendix A. The Plan of Liquidation will become effective with respect to the Fund upon approval by shareholders (or as soon as practicable thereafter), with the liquidation of the Fund to occur on or about August 16, 2024 (the “Liquidation Date”). If the Liquidation Proposal is approved by shareholders, prior to the Liquidation Date the Fund will engage in business and activities for the purposes of winding down its stated business and affairs, which will cause the Fund to increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies.

Subject to approval of the Liquidation Proposal by shareholders, the Fund will no longer be available as an investment option under the Policies. As described below, if you are a Policy Owner and if you do not transfer your Policy value allocated to the Fund to another investment option available under your Policy by the Liquidation Date, or if you do not provide transfer instructions to the Participating Insurance Company that issued your Policy prior to the Liquidation Date, the Trust has been informed that the Participating Insurance Company will transfer the liquidation proceeds related to your Policy value allocated to the Fund to a default investment option selected by the Participating Insurance Company, as discussed further under “Default Investment Options and Transfer Rights” below.

Reasons for the Proposed Liquidation

The Investment Manager intends to focus its business and resources for growth on debt strategies and made the determination that the investment strategy pursued by the Fund is not aligned with the Investment Manager’s future focus on its debt strategies investment management business and that given the size of the Fund and lack of prospects for growth in assets, the Fund is not viable. The Investment Manager considered alternatives to liquidating the Fund, including: (i) reorganizing the Fund with and into a fund managed by the Investment Manager that pursues different investment strategies; (ii) reorganizing the Fund with and into a fund advised by a third-party investment adviser; and (iii) revising the Fund’s investment strategies to reflect a focus on fixed income investments. After considering these alternatives and other factors, the Investment Manager recommended to the Board to approve the liquidation of the Fund, subject to shareholder approval.

At meetings held on January 17 and 24, February 28-29, May 20-21 and 24, 2024, the Board considered the recommendation of the Investment Manager and whether it would be appropriate and in the best interests of the Fund and its shareholders to liquidate the Fund. After carefully considering information that it believed to be reasonably necessary to reach its conclusion, the Board unanimously approved the liquidation of the Fund and the Plan of Liquidation, as well as the submission of the Plan of Liquidation to shareholders for approval.

In evaluating the proposed liquidation of the Fund, the Board considered information provided by the Investment Manager and its affiliates and other related considerations. The Board considered the Fund’s size, noting that the Fund had limited assets despite having sufficient time to develop a track record and achieve scale and that insignificant sales had resulted in a consistently low and declining asset base. In addition, the Board considered the Investment Manager’s view that there are not significant prospects for growth in the Fund’s assets due to limited distribution opportunities. The Board also considered that no merger opportunities or third-party investment advisers willing to assume management of the Fund had been identified.

The Board acknowledged that the Investment Manager believes that its debt strategies investment management business is not aligned with the investment strategy pursued by the Fund, which follows a principal investment strategy of investing, under normal market conditions, in futures contracts, ETFs and other pooled investment vehicles that track major equity indexes and fixed-income indexes to obtain exposure to equity, fixed-income and money market assets.

In addition, the Board considered, among other things: (i) the transfer rights of shareholders, as described in this Proxy Statement; (ii) alternatives to liquidation; (iii) the Investment Manager’s recommendation that the Board approve the liquidation of the Fund; and (iv) the liquidation (and transfers of Policy values) should not be a taxable event to shareholders. The Board also took into account that, pursuant to the proposed Plan of Liquidation, the Investment Manager would bear certain expenses associated with the liquidation of the Fund, as explained under the section entitled “Cost of the Solicitation/Liquidation” below.

Accordingly, in light of all of the facts and circumstances, the Board unanimously approved the liquidation and the Plan of Liquidation, subject to shareholder approval, and determined that liquidating the Fund would be in the best interests of the Fund and its shareholders. The Board recommends that shareholders approve the Plan of Liquidation.

Although shareholder approval is not necessary to liquidate the Fund under the Trust’s organizational documents, shareholder approval of the Plan of Liquidation is solicited pursuant to applicable regulatory guidance with respect to the transfer of Policy values allocated to the Fund to another investment option available under the Policies.

Plan of Liquidation

If the Plan of Liquidation is approved by shareholders, the Fund would liquidate in accordance with the Plan of Liquidation. The liquidation of the Fund will involve, among other things, (i) the cessation of the Fund’s business, which will include departing from its stated investment objective, strategies and policies as it prepares to distribute its remaining assets to shareholders, (ii) converting the Fund’s portfolio securities and other assets into cash, cash equivalents or other liquid assets, (iii) payment of its liabilities (including all contingent, conditional or unmatured claims and obligations) known to the Fund, (iv) the distribution of a liquidating distribution of the Fund’s remaining assets in cash, in-kind or a combination of both, ratably according to the number of shares of each shareholder as of the close of business on the Liquidation Date, and (v) otherwise winding up the Fund’s business and affairs. Until such time as the Fund is liquidated, the Fund will continue to pay its contractual fees and operating expenses, subject to its current expense limitation agreement.

If the Plan of Liquidation is not approved, the Board will consider other actions that may be taken with respect to the Fund.

The Plan of Liquidation is not expected to affect the value of your interest in your Policy, with the exception that shareholders may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio securities and other assets. Such transaction costs will affect the value of your interest in your Policy allocated to the Fund that will be transferred to another investment option.

Default Investment Options and Transfer Rights. As soon as practicable on or after the Liquidation Date, the Fund will send to the applicable Participating Insurance Company, on behalf of a shareholder who has not yet transferred his or her Policy value, liquidation proceeds equal to the shareholder’s proportionate interest in the remaining assets of the Fund. The liquidation proceeds will be reinvested by the Participating Insurance Company on behalf of the Policy Owner in an alternative investment option available under their Policy pursuant to instructions received from the Policy Owner. The Trust has been informed that, if no transfer instructions are received, the liquidation proceeds will be reinvested by a Participating Insurance Company on behalf of the Policy Owner in a default investment option until other instructions are received, as follows:

•

If a Policy Owner’s Participating Insurance Company is Nationwide Insurance Company, the liquidating proceeds will be reinvested in Nationwide Variable Insurance Trust – NVIT Government Money Market Fund or Invesco VI Government Money Market Fund, depending upon the investment options available under the Policy.

•

If a Policy Owner’s Participating Insurance Company is Security Benefit Life Insurance Company, the liquidating proceeds will be reinvested in the default money market fund option available within the Policy, depending upon the investment options available under the Policy.

Shareholders should consult the prospectus applicable to their Policy (issued by, and available from, their Participating Insurance Company) or contact their Participating Insurance Company for more information regarding their transfer rights and alternative investment options, including any default investment option, and how to deliver investment instructions to their Participating Insurance Company.

Neither the Board, the Fund nor the Investment Manager (or its affiliated investment advisers) had any role in selecting the default investment options.

Tax Consequences. The liquidation and transfer of Policy values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Policy Owners, subject to the continued compliance through the Liquidation Date or transfer of Policy values of both the Fund and the Participating Insurance Company with the applicable U.S. federal income tax rules governing such arrangements.

For information on U.S. federal income taxation with respect to a Policy, including the impact of transfers of Policy values in anticipation or subsequent to the Fund’s proposed liquidation, please refer to the Policy’s prospectus or contact the Participating Insurance Company that issued your Policy. Policy Owners are urged to consult their tax advisors with specific reference to their own tax situations.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting with respect to the Fund. If, however, any other matters are properly brought before the Special Meeting, the persons named in the proxy card will vote thereon in accordance with their discretion.

ADDITIONAL INFORMATION

Investment Adviser

The Investment Manager, a Kansas limited liability company, serves as the investment adviser to the Fund. The Investment Manager is located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850. The Investment Manager is a direct, wholly owned subsidiary of Rydex Holdings, LLC and an indirect, wholly owned subsidiary of Guggenheim Capital, LLC. As of December 31, 2023, the Investment Manager had approximately $9.8 billion in assets under management.

Principal Underwriter/Distributor

Guggenheim Funds Distributors, LLC, an affiliate of the investment adviser, serves as principal underwriter for the Fund (the “Distributor”). The principal business address of the Distributor is 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

Administrator

MUFG Investor Services, LLC (“MUFG”) serves as the Fund’s administrator and is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. In addition, MUFG serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency and service agreement with the Trust.

Other Information

Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which provides access to information about the Fund.

Shareholder Proposals. The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act of 1940 or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable U.S. federal and state laws.

Householding. Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents or if you are currently enrolled in householding and wish to change your householding status.

Share Ownership. As of the Record Date, the current officers and Trustees of the Fund, in the aggregate, owned less than 1% of the outstanding shares of the Fund.

As of the Record Date, the Fund had 1,166,090 shares outstanding and entitled to vote. As of the Record Date, the following shareholders owned of record or beneficially five percent or more of the outstanding shares of the Fund:

Amount of Shares Owned	Percentage of the Fund	Name and Address
1,125,008	96.48%	Security Benefit Life Insurance Company SBL Variable Annuity Account XVII 5801 SW Sixth Avenue Topeka, KS 66636

Appraisal Rights. Under Delaware law, shareholders will not be entitled to appraisal rights in connection with the proposed liquidation.

Voting Information

Proxy Solicitation. The Board is soliciting your vote for a special meeting of the Fund’s shareholders. The Fund has retained EQ Fund Solutions, LLC (the “Solicitor”) to assist in the solicitation of votes. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 866-207-3648. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Investment Manager or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

The Board has named Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares, on behalf of Participating Insurance Companies, as directed by shareholders.

A shareholder may revoke their voting instructions or authorized proxy at any time prior to their use by submitting a revised voting instruction card or proxy card, by giving written notice of revocation to the Fund, by using any electronic, telephonic, computerized or other alternative means to revoke authorized by the Trustees or by voting in person at the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered voting instruction or proxy.

Cost of the Solicitation/Liquidation. The cost of retaining the Solicitor will be borne by the Investment Manager or its affiliates. The estimated cost of retaining the Solicitor is approximately $22,000. The Investment Manager will bear these costs as well as the cost of legal and accounting expenses associated with the proposed liquidation. The Fund, however, will bear the explicit and other transaction costs associated with the sale or disposition of portfolio holdings of the Fund in connection with the proposed liquidation, which are expected to be immaterial, and the implicit transaction costs built into the price of bonds and other instruments. Quantifying implicit transaction costs, which may be affected by market volatility as well as other factors, is difficult and involves some degree of subjectivity.

Shareholder Voting. A Participating Insurance Company will generally vote shares of the Fund held in its separate account(s) for which corresponding Policy Owners do not give instructions in the same proportion as it votes shares held by that separate account for which it has received voting instructions from its Policy Owners. As a result, a small number of Policy Owners could determine the outcome of the vote if other Policy Owners do not vote.

If any other matter is properly presented at the Special Meeting, the persons named in the enclosed proxy card will vote your shares in accordance with their best judgment, including on any proposal to adjourn the Special Meeting. As of the date of this Proxy Statement, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD OR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your voting instructions or authorized proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust (for direct owners of the Fund) or to the applicable Participating Insurance Company (for Policy Owners) prior to the Special Meeting (or earlier deadline established by the Participating Insurance Company); (b) by the subsequent execution and timely return of another voting instruction or proxy prior to the Special Meeting (following the methods noted above); or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chair of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered voting instruction or proxy.

Required Vote. The Plan of Liquidation must be approved by vote of a majority of the shares voted at the Special Meeting, provided a quorum is present. Approval of any other proposal would be subject to the applicable voting requirements as set forth in the Trust’s Declaration of Trust and By-Laws.

Quorum. The presence, in person or by proxy, of shareholders owning shares representing thirty-three and one-third percent (33-1/3%) or more of the total combined votes of all shares of the Fund entitled to vote constitutes a quorum for the shareholder meeting of the Fund.

Adjournments. If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by the chairman of the Special Meeting, the Board or the chairman of the Special Meeting may propose one or more adjournments of the Special Meeting for any reason in accordance with the organizational documents of the Fund and applicable law. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions. If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. As such, all proxies voted, including abstentions, will be counted toward establishing a quorum. Abstentions will not be counted as shares voted with respect to the proposals. The insurance company separate accounts that are the record owners of the Fund’s shares are expected to exercise voting rights attributable to the Fund as record owner in accordance with voting instructions received by Policy Owners. Therefore, broker non-votes are not expected to be received. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Brian E. Binder

Brian E. Binder

President and Chief Executive Officer of the Trust

Appendix A

GUGGENHEIM VARIABLE FUNDS TRUST

FORM OF PLAN OF LIQUIDATION

Series N (Managed Asset Allocation Series)

This Plan of Liquidation (the “Plan”) is made by Guggenheim Variable Funds Trust (the “Trust”), a statutory trust organized and existing under the laws of the State of Delaware, with respect to Series N (Managed Asset Allocation Series) (the “Fund”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and termination of the Fund and the redemption and cancellation of the Fund’s outstanding shares in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and the Trust’s Amended and Restated By-laws (the “By-laws”).

WHEREAS, the Declaration of Trust provides that a series of the Trust may be terminated at any time by the Board of Trustees; and

WHEREAS, on May 24th, 2024, the Trust’s Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), on behalf of the Fund and on the basis of a recommendation from Security Investors, LLC, the investment manager of the Fund (the “Investment Manager”), determined that it is advisable and in the best interests of the Fund and its shareholders1 to liquidate and terminate the Fund pursuant to this Plan; and

WHEREAS, the Board of Trustees considered and unanimously approved and adopted this Plan as the method of liquidating and terminating the Fund.

NOW THEREFORE, the liquidation and termination of the Fund shall be carried out in the manner set forth herein:

1.	Effective Date of Plan. This Plan shall become effective on [ ], 2024 (the “Effective Date”).

2.

Liquidation. Consistent with this Plan, and in accordance with the Declaration of Trust, By-laws, and all applicable laws and regulations, including but not limited to Section 331 of the Code, the Fund shall be liquidated and terminated as promptly as practicable following the Effective Date and notice to and approval by shareholders of the Fund.

[1]

Shareholders of the Fund may be insurance company separate accounts. Contract holders of the variable life and annuity contracts are not shareholders of the Fund. For ease of reference, shareholders and contract holders are collectively referred to in this Plan as “shareholders.”

3.

Cessation of Business. On the Effective Date or as soon as deemed practicable by an officer of the Trust, the Fund shall start to cease its business as a series of an investment company, may depart from its stated investment objective, strategies and policies as it prepares to distribute its assets to shareholders, and shall not engage in any business or activities, except for the purposes of: (a) winding up the Fund’s business and affairs; (b) marshalling and preserving the value of the Fund’s assets; and (c) distributing the Fund’s assets to shareholders in redemption of their shares in accordance with this Plan after making payment to (or making reasonable provision to pay) all creditors of the Fund, and discharging (or making reasonable provision to discharge) the Fund’s claims or obligations as provided in Section 6; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made. The Board of Trustees and the appropriate officers of the Fund may elect not to pursue the collection of any speculative or contingent assets as they deem necessary or appropriate.

4.

Notice to Shareholders. As soon as reasonably practicable after the adoption of this Plan, as determined by an officer of the Trust, the Trust shall provide notice to the Fund’s shareholders and other appropriate parties that this Plan has been approved by the Board of Trustees, and that the Fund will be liquidating its portfolio securities and other assets, redeeming its outstanding shares and distributing its remaining assets to shareholders.

5.

Restriction on Sale of Shares. The Fund shall cease offering the sale of its shares, if practicable, on or after the Effective Date or such other date as deemed appropriate by an officer of the Trust. Any redemptions requested between the Effective Date and Liquidation Date (as defined below) may be made in cash or in-kind as provided in the Fund’s currently effective Registration Statement.

6.

Liquidation of Assets and Payment of Debts. Prior to or about August 16, 2024 or such other date as deemed appropriate by an officer of the Trust (the “Liquidation Date”), all of the Fund’s portfolio securities and other assets shall be converted into cash, cash equivalents or other liquid assets. In the alternative, if determined to be in the best interests of the Fund and its shareholders, the Board of Trustees or the officers of the Trust may elect not to liquidate all or a portion of the Fund’s portfolio securities and other assets, and elect to distribute such portfolio securities and other assets in-kind or distribute a combination of cash and portfolio securities and other assets in-kind to shareholders in redemption of their shares consistent with applicable statutes and regulations, which shall constitute a “liquidating distribution” under Section 8 of this Plan. On or as soon as reasonably practicable after the Effective Date, the Fund, in accordance with and subject to the Delaware Statutory Trust Act, shall pay, or make reasonable provision to pay in full, all liabilities of the Fund (including all contingent, conditional or unmatured claims and obligations) known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown prior to the date of the liquidating distribution provided for in Section 8 below and in connection with the implementation of the Plan.

7.

Liquidating Trust. If deemed necessary and appropriate by an officer of the Fund, the Fund is authorized to create a liquidating trust for the benefit of the shareholders of record as of the close of business on the Liquidation Date (the “Liquidating Trust”) and place in the Liquidating Trust the rights to proceeds from any investments or other assets of the Fund or receivables and resources necessary for the operation of the Liquidating Trust as deemed appropriate by an officer of the Fund, and the Liquidating Trust would assume any liabilities or obligations of the Fund as deemed appropriate by an officer of the Fund.

8.

Liquidating Distribution. As soon as reasonably practicable after the Effective Date, as determined by an officer of the Trust, and in any event on the Liquidation Date, the Fund shall distribute ratably according to the number of shares held by each shareholder of record of the Fund as of the close of business on the Liquidation Date a liquidating distribution (or distributions, if more than one distribution shall be necessary) comprising all of the remaining assets of the Fund, after paying or making reasonable provision to pay claims and obligations pursuant to Section 6 above, in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid claims and obligations of the Fund on the Fund’s books on the Liquidation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date and (ii) pay such contingent claims and obligations as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Upon the distribution of the liquidating distribution(s) to each shareholder of record on the Liquidation Date in redemption of such shareholder’s shares of the Fund held on the Liquidation Date, the Fund’s outstanding shares shall all be deemed cancelled.

If necessary, the Fund will work with insurance company separate accounts regarding the allocation of the liquidation proceeds to another investment option available to the contract owners of the accounts.

If the Fund is unable to make distributions to all shareholders of the Fund because of an inability to locate shareholders to whom distributions in redemption of the Fund’s shares are payable, the Board of Trustees may create or instruct the officers of the Trust to create, in the name and on behalf of the Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit or instruct the officers of the Trust to deposit any of the Fund’s remaining assets in such trust or account for the benefit of the shareholders that cannot be located. The expenses of such trust or account shall be charged against the assets therein.

9.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid, or after reduction for any available capital loss carry-forward, as appropriate), and undistributed net income from tax-exempt obligations and any additional amounts necessary to avoid any excise tax or income tax for such periods. Such dividends may be paid either prior to or at the same time as the liquidating distribution.

10.

Management and Expenses of the Fund. The Investment Manager or its affiliates shall bear expenses incurred in carrying out this Plan, including printing, legal, accounting, custodian and transfer agency fees, and the expenses of notices to shareholders but excluding the brokerage commissions and similar transaction charges and costs (if any) in preparation for and in connection with the Liquidation, whether or not the liquidation contemplated by this Plan is effected, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses. Any expenses and liabilities attributed to the Fund subsequent to the distribution of the liquidating distribution shall be borne by the Investment Manager, which shall continue through the Liquidation Date any undertaking to limit Fund operating expenses at the levels in effect as of the adoption of this Plan by the Board of Trustees.

11.

Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Trust, on behalf of the Fund, receives any form of cash or is entitled to any other distributions that it had not previously recorded on its books, such cash or other distribution shall be disbursed to each shareholder of record on the Liquidation Date ratably according to the number of shares held by the shareholder on the Liquidation Date; provided, however, that the Fund shall not be required to disburse to its shareholders of record on the Liquidation Date any cash or other distribution that the Treasurer or similar officer of the Trust determines to be de minimis after taking into account all expenses associated with effecting the disposition thereof. Any cash or other distribution received by the Trust, on behalf of the Fund, and determined to be de minimis shall be, at the discretion of the Treasurer or similar officer of the Trust and, to the extent consistent with applicable law, rule or regulation, either: (i) distributed proportionately among the remaining series of the Trust based on the net assets of each series; or (ii) donated to a charitable organization.

12.

Power of the Board of Trustees and Delegation of Authority to the Trust’s Officers. The Board of Trustees, and subject to the authority of the Board of Trustees, the Trust’s officers, shall have authority to perform or authorize any actions provided for in this Plan, and any further actions an officer of the Trust as they may consider necessary or desirable to carry out the purposes of this Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement this Plan as determined by an officer of the Trust, or that may be required by the 1940 Act, the Code, the laws of the State of Delaware, or any other applicable law or regulation. The officers of the Trust, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the shareholders of the Fund.

13.

Amendment or Abandonment of Plan. The Board of Trustees may authorize and/or ratify variations from or amendments to this Plan as may be necessary or appropriate to effect the liquidation and termination of the Fund and the distribution of the Fund’s net assets to its shareholders in redemption of the Fund’s outstanding shares in accordance with the laws of the State of Delaware, the 1940 Act, the Code, the Declaration of Trust, and the By-laws, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

14.	No Appraisal Rights. Shareholders shall have no appraisal rights in connection with the liquidation.

15.

Filings with Regulatory Authorities. The Board of Trustees hereby authorizes and directs the Trust’s officers and other appropriate parties to file all certificates, documents, information returns, tax returns, forms, and other papers that may be necessary or appropriate to implement this Plan or that may be required by the laws of the State of Delaware, the Declaration of Trust and By-laws of the Trust, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission, any state securities commission and such other authorities as may be deemed necessary or appropriate by an officer of the Trust to carry out the intent of this Plan.

16.

Governing Law. This Plan shall be subject to and construed consistently with the Declaration of Trust and By-laws and otherwise shall be governed by and in accordance with the laws of the State of Delaware.

17.

Trust Only. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees of the Trust or representatives, officers, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust or shareholders, officers, or representatives of the Trust personally, but bind only the assets of the Trust.

IN WITNESS WHEREOF, the undersigned, duly authorized officers of the Trust and the Investment Manager have executed this document as of the [ ] day of [ ], 2024.

Guggenheim Variable Funds Trust — Series N (Managed Asset Allocation Series)

By:

Name:

Title:

Accepted:

Security Investors, LLC

By:

Name:

Title:

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY VOTING OPTIONS SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. 1. MAIL your signed and voted Proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your Proxy control number found below 3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free (866) 207-3648 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 GUGGENHEIM VARIABLE FUNDS TRUST Series N (Managed Asset Allocation Series) PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2024 The undersigned hereby revokes all previous proxies for his/her shares of the Fund named above and appoints Amy J. Lee, Mark E. Mathiasen, and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at the offices of Guggenheim Partners, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606, on July 22, 2024, at 10:00 a.m. Central Time (with any postponements, adjournments or any other meeting called for voting on the same proposals, the “Meeting”) upon the matters set forth on the reverse side (the “Proposals”) and instructs them to vote upon any other matters that may properly be acted upon at the Meeting. Please refer to the Proxy Statement for a discussion of Proposal 1. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card are available at: https://vote.proxyonline.com/guggenheim/docs/SeriesN.pdf Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible. PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Series N (Managed Asset Allocation Series) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1. When properly executed, this proxy will be voted as indicated or “FOR” Proposal 1 if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL(S) FOR AGAINST ABSTAIN 1) To Approve a Plan of Liquidation with Regard to Series N (Managed Asset Allocation Series) ○ ○ ○ 2) To Transact Such Other Business as May Properly Come Before the Meeting PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

VOTING INFORMATION FORM SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY VOTING OPTIONS 1. MAIL your signed and voted Proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your Proxy control number found below 3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free (866) 207-3648 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. GUGGENHEIM VARIABLE FUNDS TRUST Series N (Managed Asset Allocation Series) VOTING INSTRUCTION FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2024 INSURANCE COMPANY INSERT The undersigned, revoking any previously executed voting instruction cards, hereby instructs the above-referenced Insurance Company or Qualified Plan (the “Plan”), through which the undersigned, as of the record date specified in the Proxy Statement, had an interest in Series N (Managed Asset Allocation Series) (the “Fund”), a series of Guggenheim Variable Funds Trust (the “Trust”), to vote shares of the Fund held through such Insurance Company or Plan for which the undersigned is entitled to give voting instructions, at the special meeting of shareholders of the Fund to be held at the offices of Guggenheim Partners, LLC located at 227 West Monroe Street, Chicago, Illinois 60606 on July 22, 2024, at 10:00 a.m. Central Time (together with any postponements, adjournments or any other meeting called for voting on the same proposals, the “Meeting”) upon the matters set forth on the reverse side (the “Proposals”). The Insurance Company or Plan will vote shares attributable to your variable annuity contract or variable life insurance policy (each, a “Policy”) or Plan account (“Account”) as indicated on the reverse side, or if properly executed and no direction is indicated, the Insurance Company or Plan will vote shares attributable to your Policy or Account, respectively, “FOR” Proposal 1. The Trust anticipates that the Participating Insurance Companies will accept voting instructions until on or about the close of business on July 21, 2024. After this date, the Insurance Company or Plan will vote those shares “FOR,” “AGAINST” and “ABSTAIN” in the same proportion as those shares for which voting instructions have been received. Please refer to the Proxy Statement for a discussion of Proposal 1. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card are available at: https://vote.proxyonline.com/guggenheim/docs/SeriesN.pdf Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Series N (Managed Asset Allocation Series) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE These voting instructions are being solicited by the Insurance Company (or Plan) in connection with the solicitation of proxies by the Board of Trustees of the Trust. By signing and dating above, you instruct the Insurance Company or Plan to vote shares of the Fund attributable to your Policy or Account, respectively, at the Meeting. When properly executed, this voting instruction card will be voted as indicated or as “FOR” Proposal 1 if no direction is indicated. The Insurance Company (or Plan) set forth on the reverse side is authorized to vote in its discretion upon such other business as may properly come before the Meeting. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL(S) FOR AGAINST ABSTAIN 1) To Approve a Plan of Liquidation with Regard to Series N (Managed Asset Allocation Series) ○ ○ ○ 2) To Transact Such Other Business as May Properly Come Before the Meeting [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]